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                        J.P. MORGAN INSTITUTIONAL FUNDS
                           J.P. MORGAN SERIES TRUST
                         J.P. MORGAN MUTUAL FUND GROUP
                  J.P. MORGAN FLEMING MUTUAL FUND GROUP, INC.
                      J.P. MORGAN MUTUAL FUND SELECT GROUP
                      J.P. MORGAN MUTUAL FUND SELECT TRUST
                    J.P. MORGAN MUTUAL FUND INVESTMENT TRUST

                       SUPPLEMENT DATED OCTOBER 28, 2003
                  TO THE STATEMENTS OF ADDITIONAL INFORMATION
                                (CLASS A SHARES)


      The paragraph beginning "Investors may be eligible to buy Class A Shares..." in the "Purchases, Redemptions and Exchanges" section of the Statement of Additional Information of each Fund that issues Class A Shares of each Trust listed above is hereby deleted in its entirety and replaced with the following disclosure:

      Investors may be eligible to buy Class A shares or Class M shares at reduced sales charges. Interested parties should consult their investment representative or the JPMorgan Funds Service Center for details about JPMorgan Funds' combined purchase privilege, cumulative quantity discount, statement of intention, group sales plan, employee benefit plans and other plans.

                                                               SUP-MFSUP-1003